EXHIBIT I TO SCHEDULE 13D

         The undersigned persons (the "Reporting Persons") hereby agree that a joint statement on this Schedule 13D, and any amendments thereto, be filed on their behalf by Vicuna Steel Metallurgy Co.

         Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of them contained herein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

         March 31, 2003


                                            Vicunha Steel S.A.

                                            By:  /s/  Jacks Rabinovich
                                               ---------------------------------
                                               Name:  Jacks Rabinovich
                                               Title: Chief Executive Officer


                                            By:  /s/  Ricardo Steinbruch
                                               ---------------------------------
                                               Name:  Ricardo Steinbruch
                                               Title: Investor Relations Officer



                                            Vicunha Acos S.A.


                                            By:  /s/  Jacks Rabinovich
                                               ---------------------------------
                                               Name:  Jacks Rabinovich
                                               Title: Chief Executive Officer


                                            By:  /s/  Rubens dos Santos
                                               ---------------------------------
                                               Name:  Rubens dos Santos
                                               Title: Investors Relations
                                                      Officer


                                            Vicuna Steel Metallurgy Co.


                                            By:  /s/  Jacks Rabinovich
                                               ---------------------------------
                                               Name:  Jacks Rabinovich
                                               Title: Chief Executive Officer



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                                            By:  /s/  Rubens dos Santos
                                               ---------------------------------
                                               Name:  Rubens dos Santos
                                               Title: Investors Relations
                                                      Officer